ANNUAL STATEMENT OF COMPLIANCE
of
K-STAR ASSET MANAGEMENT LLC

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, Elizabeth Luther, as Chief Operating Officer of K-Star Asset Management LLC, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in her capacity as an officer and not in her individual capacity, as follows:

1.
A review of the Servicer’s activities during the calendar year 2023 (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision; and
2.
To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period.

Dated: February 20, 2024

K-Star Asset Management LLC

/s/ Elizabeth Luther

Elizabeth Luther

Chief Operating Officer

Schedule I

Depositor	Public Name of Securitization
Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates Series 2021-BNK38
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2019-C3 Commercial Mortgage Pass-Through Certificates Series 2019-C3
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2020-C6 Commercial Mortgage Pass-Through Certificates Series 2020-C6
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2021-C9 Commercial Mortgage Pass-Through Certificates Series 2021-C9
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2022-C14 Commercial Mortgage Pass-Through Certificates Series 2022-C14
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2023-C19 Commercial Mortgage Pass-Through Certificates Series 2023-C19
GS Mortgage Securities Corporation II	BHP Trust 2019-BXHP Commercial Mortgage Pass-Through Certificates Series 2019-BXHP
Citigroup Commercial Mortgage Securities Inc.	Commercial Mortgage Pass-Through Certificates Series 2018-B3
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2018-B6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-B6
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2019-B12 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2019-B12
J.P. Morgan Chase Commercial Mortgage Securities Corp.	Benchmark 2019-B14 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2019-B14

© 2024 K-Star Asset Management LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of K-Star's agreement with the deal parties.

Depositor	Public Name of Securitization
J.P. Morgan Chase Commercial Mortgage Securities Corp.	Benchmark 2020-B17 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2020-B17
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2021-B27 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-B27
GS Mortgage Securities Corporation II	Benchmark 2022-B33 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-B33
J.P. Morgan Chase Commercial Mortgage Securities Corp.	Benchmark 2022-B36 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2022-B36
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2023-B39 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-B39
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2023-V4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2023-V4
BMO Commercial Mortgage Securities LLC	BMO 2022-C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2022-C-3
Wells Fargo Commercial Mortgage Securities, Inc.	BX Commercial Mortgage Trust 2021-IRON, Commercial Mortgage Pass-Through Certificates Series 2021-IRON
Morgan Stanley Capital I Inc.	BX Trust 2021-LGCY Commercial Mortgage Pass-Through Certificates Series 2021-LGCY
GS Mortgage Securities Corporation II	BX Trust 2021-RISE Commercial Mortgage Pass-Through Certificates Series 2021-RISE
Morgan Stanley Capital I Inc.	BX Trust 2021-SDMF Commercial Mortgage Pass-Through Certificates Series 2021-SDMF
J.P. Morgan Chase Commercial Mortgage Securities Corp.	BX Trust 2022-GPA, Commercial Mortgage Pass-Through Certificates Series 2022-GPA
Citigroup Commercial Mortgage Securities Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-CD3

© 2024 K-Star Asset Management LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of K-Star's agreement with the deal parties.

Depositor	Public Name of Securitization
CCRE Commercial Mortgage Securities, L.P.	CF 2019-CF3 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2019-CF3
Citigroup Commercial Mortgage Securities Inc.	Commercial Mortgage Pass-Through Certificates Series 2018-C6
GS Mortgage Securities Corporation II	CRSNT Trust 2021-MOON Commercial Mortgage Pass-Through Certificates Series 2021-MOON
Credit Suisse Commercial Mortgage Securities Corp.	CSMC 2022-MARK Commercial Mortgage Pass-Through Certificates Series 2022-MARK
Deutsche Mortgage & Asset Receiving Corporation	DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2017-C6
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2017-GS6 Commercial Mortgage Pass-Through Certificates Series 2017-GS6
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2017-GS8 Commercial Mortgage Pass-Through Certificates Series 2017-GS8
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2019-GC38 Commercial Mortgage Pass-Through Certificates Series 2019-GC38
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2019-GC42 Commercial Mortgage Pass-Through Certificates Series 2019-GC42
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2020-GC45 Commercial Mortgage Pass-Through Certificates Series 2020-GC45
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2020-UPTN Commercial Mortgage Pass-Through Certificates Series 2020-UPTN
GS Mortgage Securities Corporation II	Hawaii Hotel Trust 2019-MAUI Commercial Mortgage Pass-Through Certificates Series 2019-MAUI

© 2024 K-Star Asset Management LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of K-Star's agreement with the deal parties.

Depositor	Public Name of Securitization
J.P. Morgan Chase Commercial Mortgage Securities Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-ACB Commercial Mortgage Pass-Through Certificates Series 2022-ACB
J.P. Morgan Chase Commercial Mortgage Securities Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO Commercial Mortgage Pass-Through Certificates Series 2022-OPO
J.P. Morgan Chase Commercial Mortgage Securities Corp.	JPMDB Commercial Mortgage Securities Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7
Ladder Capital Commercial Mortgage Securities LLC	LCCM 2017-LC26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2017-LC26
Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2018-L1 Commercial Mortgage Pass-Through Certificates Series 2018-L1
Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2019-H6 Commercial Mortgage Pass-Through Certificates Series 2019-H6
Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2020-HR8 Commercial Mortgage Pass-Through Certificates Series 2020-HR8
Wells Fargo Commercial Mortgage Securities, Inc.	One New York Plaza Trust 2020-1NYP Commercial Mortgage Pass-Through Certificates Series 2020-1NYP
GS Mortgage Securities Corporation II	RLGH Trust 2021-TROT Commercial Mortgage Pass-Through Certificates Series 2021-TROT
GS Mortgage Securities Corporation II	SOHO Trust 2021-SOHO Commercial Mortgage Pass-Through Certificates Series 2021-SOHO

GS Mortgage Securities Corporation II	TPGI Trust 2021-DGWD Commercial Mortgage Pass-Through Certificates Series 2021-DGWD

© 2024 K-Star Asset Management LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of K-Star's agreement with the deal parties.

Depositor	Public Name of Securitization
UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-C5
UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C12
UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C15
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2018-C43
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2018-C47
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2019-C49
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2019-C53
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2020-C56
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2020-C57
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass Through Certificates Series 2021-C60

© 2024 K-Star Asset Management LLC. All rights reserved. Information contained herein is confidential and usage of this material is subject to the terms, and conditions, and limitations of K-Star's agreement with the deal parties.